UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2013

WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	1-34258	98-0606750
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-Francois Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Telephone number, including area code: 41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Item 7.01    Regulation FD Disclosure.
On July 30, 2013, we issued a press release announcing results for the quarter ended June 30, 2013.  A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item.
On July 31, 2013, we will hold a conference call at 8:30 a.m. eastern, 7:30 a.m. central, regarding the quarterly results. This scheduled conference call was previously announced on May 10, 2013 and will be made available via real-time webcast.
A replay of the call will be available until 5:00 p.m. eastern, August 14, 2013. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 71382243.
An enhanced webcast of the replay will be provided by Thomson Reuters and will be available through Weatherford's web site at http://www.weatherford.com. To access the replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated July 30, 2013, announcing results for the quarter ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated:
July 30, 2013	/s/	John H. Briscoe
John H. Briscoe
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press release dated July 30, 2013, announcing results for the quarter ended June 30, 2013.